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                                                                      Exhibit 23

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-13855) pertaining to the Eaton Winamac Hourly Investment Plan and Trust of our report dated June 11, 1999, with respect to the financial statements and schedules of the Eaton Winamac Hourly Investment Plan and Trust included in this Annual Report (Form 11-K) for the year ended December 31, 1998.






/s/ Ernst & Young LLP

Cleveland, Ohio
June 23, 1999





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